MAINSTAY GROUP OF FUNDS

Supplement dated September 17, 2013 (“Supplement”)

to the Prospectuses for

MainStay Cornerstone Growth Fund, dated November 2, 2012, as supplemented;

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Asset Allocation Funds, and
MainStay Target Date Funds, each dated February 28, 2013, as supplemented;

MainStay Marketfield Fund, dated May 1, 2013, as supplemented;

MainStay Marketfield Fund Class P Shares, dated May 31, 2013, as supplemented;

MainStay Marketfield Fund Class R6 Shares, dated June 17, 2013; and

MainStay Funds Class R6 Shares Prospectus, dated June 17, 2013,

each a “Prospectus” and collectively, the “Prospectuses”

This Supplement updates certain information contained in the above referenced Prospectuses. You may obtain copies of the Prospectuses free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available at mainstayinvestments.com. Please review this important information carefully.

The Shareholder Guide section of each Prospectus is amended as follows:

Under the sub-section entitled “Fair Valuation and Portfolio Holdings Disclosure,” the last paragraph is deleted in its entirety and replaced with the following:

In addition, with the exception of MainStay Marketfield Fund, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. MainStay Marketfield Fund's ten largest holdings will be posted monthly, no earlier than 15 days after month-end.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.